Summary Prospectus Supplement dated June 23, 2010
The purpose of this mailing is to provide you with changes to the current Summary Prospectus for Institutional Class shares of the Fund listed below:
Invesco International Total Return Fund
The following information replaces in its entirety the portfolio manager table under the heading “Management of the Fund”:

“Portfolio Managers	Title	Length of Service
Avi Hooper	Portfolio Manager (lead)	2010

Mark Nash	Portfolio Manager	2007”